SUPPLEMENT DATED JULY 7, 1998
                             TO THE PROSPECTUS OF
                           FRANKLIN TAX-FREE TRUST
   (TF3 - ARIZONA, COLORADO, CONNECTICUT, FEDERAL INTERMEDIATE, HIGH YIELD, INDIANA, MICHIGAN, NEW JERSEY, OREGON, PENNSYLVANIA, AND PUERTO RICO TAX-FREE
                                INCOME FUNDS)
                              DATED JULY 1, 1998

The prospectus is amended to add the following new sales charge waiver category to the second list of waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

      Customers of J.B. Hanauer & Co. who sold shares of a fund that is not a Franklin Templeton Fund if (i) the investment goals of the fund were similar to the High Yield Fund's investment goals and (ii) the customer's shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. This waiver category only applies to purchases of shares of the High Yield Fund made on or before December 31, 1998.